UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006

OREGON PACIFIC BANCORP

(Exact Name of Registrant as specified in its charter)

Oregon	000-50165	71-0918151
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1355 Highway 101

Florence, OR  97439

(Address of principal executive offices)

(541) 997-7121

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

c)  On August 10, 2006 at the regularly scheduled monthly meeting of the Board of Directors of Oregon Pacific Bank (the “Bank”)  Thomas K. Grove, president and CEO of both Oregon Pacific Bank and Oregon Pacific Bancorp, holding company of the Bank, announced his retirement effective December 31, 2006 assuming a suitable replacement can be identified.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2006

Oregon Pacific Bancorp

By: /s/ Joanne Forsberg

Joanne Forsberg
Secretary and Chief Financial Officer